CONTRACT / FINAL
MEC = JUNE 16, 2011

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

CONTRACT TO BUY AND SELL REAL ESTATE (LAND)

(☒ Property with No Residences)
(☐ Property with Residences-Residential Addendum Attached)

Date: June 14, 2011

AGREEMENT

1. AGREEMENT. Buyer, identified in § 2.1, agrees to buy, and Seller, identified in § 2.3, agrees to sell, the Property described below on the terms and conditions set forth in this contract (Contract).

2. PARTIES AND PROPERTY.

2.1. Buyer. Buyer, Steven F. Dallman or Assigns, will take title to the Property described below as ☐ **Joint Tenants** ☐ **Tenants In Common** ☒ **Other** single owner or his assigns.

2.2. Assignability and Inurement. This Contract ☒ **Shall** ☐ **Shall Not** be assignable by Buyer without Seller's prior written consent. Except as so restricted, this Contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

2.3. Seller. Seller, Lundieck Investments, Ltd., a Colorado limited partnership, is the current owner of the Property described below.

2.4. Property. The Property is the following legally described real estate in the County of Douglas, Colorado:

As more particularly described in Exhibit A attached hereto and by reference incorporated herein, except all oil, gas, and mineral rights ("Mineral Rights") lying in, on, or under the Property shall be reserved by Seller ("Mineral Owner") and such Mineral Rights shall be freely assignable, subject to the restrictions stated herein. Any exploration and development of such Mineral Rights by the Mineral Owner or its assignee shall not cause any interference with Buyer's freedom for full development of the Property, nor shall development or extraction of the Mineral Rights cause any disturbance to the surface of the Property.

known as No. vacant land in Douglas County, Colorado,

Street Address	City	State	Zip
vacant land in Douglas County		Colorado	

together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, and all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded (Property).

2.5. Inclusions. The Purchase Price includes the following items (Inclusions):

2.5.1. Fixtures. All fixtures attached to the Property on the date of this Contract.

Other Fixtures: N/A

If any fixtures are attached to the Property after the date of this Contract, such additional fixtures are also included in the Purchase Price.

2.5.2. Personal Property. If on the Property whether attached or not on the date of this Contract: N/A

Other Personal Property: None

The Personal Property to be conveyed at Closing shall be conveyed by Seller free and clear of all taxes (except personal property taxes for the year of Closing), liens and encumbrances, except N/A. Conveyance shall be by bill of sale or other applicable legal instrument.

2.5.3. Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows: N/A

The Trade Fixtures to be conveyed at Closing shall be conveyed by Seller free and clear of all taxes (except personal property taxes for the year of Closing), liens and encumbrances, except N/A. Conveyance shall be by bill of sale or other applicable legal instrument.

2.5.4. Water Rights, Water and Sewer Taps. The following legally described water rights:

All water rights appurtenant to the Property owned by Seller.

Any water rights shall be conveyed by ☒ Quitclaim **Deed** ☐ **Other** applicable legal instrument.

2.5.4.1. If any water well is to be transferred to Buyer, Seller agrees to supply required information about such well to Buyer. Buyer understands that if the well to be transferred is a Small Capacity Well or a Domestic Exempt Water Well used for ordinary household purposes, Buyer shall, prior to or at Closing, complete a Change in Ownership form for the well. If an existing well has not been registered with the Colorado Division of Water Resources in the Department of Natural Resources (Division), Buyer shall complete a registration of existing well form for the well and pay the cost of registration. If no person will be providing a closing service in connection with the transaction, Buyer shall file the form with the Division within sixty days after Closing. The Well Permit # is N/A.

2.5.4.2. ☐ **Water Stock Certificates:**

2.5.4.3. ☐ **Water Tap** ☐ **Sewer Tap**

Note: Buyer is advised to obtain, from the provider, written confirmation of the amount remaining to be paid, if any, time and other restrictions for transfer and use of the tap.

2.5.5. Growing Crops. With respect to growing crops, Seller and Buyer agree as follows:
Any growing crops on the Property at closing shall belong to Buyer

2.6. Exclusions. The following items are excluded (Exclusions): None

3. DATES AND DEADLINES.

Item No.	Reference	Event	Date or Deadline
1	§ 4.2.1	Alternative Earnest Money Deadline	105 days after MEC
		Title and CIC	
2	§ 7.1	Title Deadline	10 days after MEC
3	§ 7.2	Exceptions Request Deadline	10 days after MEC
4	§ 8.1	Title Objection Deadline	30 days after MEC
5	§ 8.2	Off-Record Matters Deadline	10 days after MEC
6	§ 8.2	Off-Record Matters Objection Deadline	30 days after MEC
7	§ 7.4.4.1	CIC Documents Deadline	N/A
8	§ 7.4.5	CIC Documents Objection Deadline	N/A
9	§ 8.6	Right of First Refusal Deadline	N/A
		Seller's Property Disclosure	
10	§ 10.1	Seller's Property Disclosure Deadline	10 days after MEC
		Loan and Credit	
11	§ 5.1	Loan Application Deadline	N/A
12	§ 5.2	Loan Conditions Deadline	N/A
13	§ 5.3	Buyer's Credit Information Deadline	N/A
14	§ 5.3	Disapproval of Buyer's Credit Information Deadline	N/A
15	§ 5.4	Existing Loan Documents Deadline	N/A
16	§ 5.4	Existing Loan Documents Objection Deadline	N/A
17	§ 5.4	Loan Transfer Approval Deadline	N/A
		Appraisal	
18	§ 6.2.2	Appraisal Deadline	N/A
19	§ 6.2.2	Appraisal Objection Deadline	N/A
		Survey	
20	§ 7.3	Survey Deadline	30 days after MEC

21	§ 8.3.2	Survey Objection Deadline	40 days after MEC
		Inspection and Due Diligence	
22	§ 10.2	Inspection Objection Deadline	90 days after MEC
23	§ 10.3	Inspection Resolution Deadline	105 days after MEC
24	§ 10.5	Property Insurance Objection Deadline	N/A
25	§ 10.6	Environmental Inspection Objection Deadline	90 days after MEC
26	§ 10.6	ADA Evaluation Objection Deadline	N/A
27	§ 10.7	Due Diligence Documents Delivery Deadline	10 days after MEC
28	§ 10.8.1	Due Diligence Documents Objection Deadline	60 days after MEC
29	§ 11.2	Tenant Estoppel Statements Deadline	N/A
30	§ 11.3	Tenant Estoppel Statements Objection Deadline	N/A
		Closing and Possession	
31	§ 12.3	**Closing Date**	120 days after MEC
32	§ 12.1	Closing Documents Delivery Deadline	120 days after MEC
33	§ 17	Possession Date	at closing
34	§ 17	Possession Time	at closing
35	§ 28	**Acceptance Deadline Date**	June 20, 2011
36	§ 28	**Acceptance Deadline Time**	5:00 p.m.

Note: Applicability of Terms. A check or similar mark in a box means that such provision is applicable. The abbreviation "N/A" or the word "Deleted" means not applicable and when inserted on any line in **Dates and Deadlines** (§ 3), means that the corresponding provision of the Contract to which reference is made is deleted. The abbreviation "MEC" (mutual execution of this Contract) means the date upon which both parties have signed this Contract.

4. PURCHASE PRICE AND TERMS.

4.1. Price and Terms. The Purchase Price set forth below shall be payable in U.S. Dollars by Buyer as follows:

Item No.	Reference	Item	Amount	Amount
1	§ 4.1	Purchase Price	$ 3,250,000	
2	§ 4.2	Earnest Money		$ 100,000
3	§ 4.5	New Loan		
4	§ 4.6	Assumption Balance		
5	§ 4.7	Seller or Private Financing		2,600,000
6				
7				
8	§ 4.3	Cash at Closing		550,000
9		**TOTAL**	$ 3,250,000	$ 3,250,000

4.2. Earnest Money. The Earnest Money set forth in this section, in the form of Buyer's promissory note, shall be payable to and held by Land Title Guarantee Company (Earnest Money Holder), in its trust account, on behalf of both Seller and Buyer. The Earnest Money deposit shall be tendered with this Contract unless the parties mutually agree to an **Alternative Earnest Money Deadline** (§ 3) for its payment. ~~If Earnest Money Holder is other than the Brokerage Firm identified in § 32 or § 33, Closing Instructions signed by Buyer, Seller and Earnest Money Holder must be obtained on or before delivery of Earnest Money to Earnest Money Holder~~. The parties authorize delivery of the Earnest Money deposit to the company conducting the Closing (Closing Company), if any, at or before Closing. In the event Earnest Money Holder has agreed to have interest on Earnest Money deposits transferred to a fund established for the purpose of providing affordable housing to Colorado residents, Seller and Buyer acknowledge and agree that any interest accruing on the Earnest Money deposited with the Earnest Money Holder in this transaction shall be transferred to such fund.

4.2.1. Alternative Earnest Money Deadline. The deadline for delivering the Earnest Money, if other than at the time of tender of the Contract is as set forth as the **Alternative Earnest Money Deadline** (§ 3).

4.2.2. Return of Earnest Money. If Buyer has a right to terminate this Contract and timely terminates, Buyer shall be entitled to the return of Earnest Money as provided in this Contract. If this Contract is terminated as set forth in § 25 and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to Terminate or other written notice of termination, Seller agrees to execute and return to Buyer or Broker working with Buyer, written mutual instructions, i.e., Earnest Money Release form, within three days of Seller's receipt of such form.

4.3. Form of Funds; Time of Payment; Funds Available.

4.3.1. Good Funds. All amounts payable by the parties at Closing, including any loan proceeds, Cash at Closing and closing costs, shall be in funds that comply with all applicable Colorado laws, including electronic transfer funds, certified check, savings and loan teller's check and cashier's check (Good Funds).

4.3.2. Available Funds. All funds required to be paid at Closing or as otherwise agreed in writing between the parties shall be timely paid to allow disbursement by Closing Company at Closing **OR SUCH PARTY SHALL BE IN DEFAULT.** Buyer represents that Buyer, as of the date of this Contract, ☐ **Does** ☒ **Does Not** have funds that are immediately verifiable and available in an amount not less than the amount stated as Cash at Closing in § 4.1.

4.4. Seller Concession. Seller, at Closing, shall pay or credit, as directed by Buyer, an amount of $ N/A to assist with Buyer's closing costs (Seller Concession). Seller Concession is in addition to any sum Seller has agreed to pay or credit Buyer elsewhere in this Contract. Seller Concession shall be reduced to the extent it exceeds the aggregate of what is allowed by Buyer's lender, but in no event shall Seller pay or credit an amount for Seller Concession that exceeds the lesser of (1) the stated amount for Seller Concession or (2) Buyer's closing costs.

~~**4.5. New Loan.**~~

~~**4.5.1. Buyer to Pay Loan Costs.** Buyer, except as provided in § 4.4, if applicable, shall timely pay Buyer's loan costs, loan discount points, prepaid items and loan origination fees, as required by lender.~~

~~**4.5.2. Buyer May Select Financing.** Buyer may select financing appropriate and acceptable to Buyer, including a different loan than initially sought, except as restricted in § 29, Additional Provisions.~~

~~**4.6. Assumption.** Buyer agrees to assume and pay an existing loan in the approximate amount of the Assumption Balance set forth in § 4.1, presently payable at $________ per ________ including principal and interest presently at the rate of _____% per annum, and also including escrow for the following as indicated: ☐ **Real Estate Taxes** ☐ **Property Insurance Premium** and ☐ __________.~~

~~Buyer agrees to pay a loan transfer fee not to exceed $________. At the time of assumption, the new interest rate shall not exceed _____% per annum and the new payment shall not exceed $________ per ________ principal and interest, plus escrow, if any. If the actual principal balance of the existing loan at Closing is less than the Assumption Balance, which causes the amount of cash required from Buyer at Closing to be increased by more than $________, then ☐ **Buyer May Terminate** this Contract effective upon receipt by Seller of Buyer's written notice to terminate or ☐ ________.~~

~~Seller ☐ **Shall** ☐ **Shall Not** be released from liability on said loan. If applicable, compliance with the requirements for release from liability shall be evidenced by delivery ☐ **on or before Loan Transfer Approval Deadline** ☐ **at Closing** of an appropriate letter of commitment from lender. Any cost payable for release of liability shall be paid by ________ in an amount not to exceed $________.~~

4.7. Seller or Private Financing. Buyer agrees to execute a promissory note payable to Lundieck Investments, Ltd., as ☐ **Joint Tenants** ☐ **Tenants In Common** ☒ **Other** Colorado limited partnership, on the note form as indicated:
☐ **(Default Rate)** NTD81-10-06 ☒ Other ________ secured by a ________ (1st, 2nd, etc.) deed of trust encumbering the Property, using the form as indicated:
☐ **Due on Transfer – Strict** (TD72-8-10) ☐ **Due on Transfer – Creditworthy** (TD73-8-10) ☐ **Assumable – Not Due on Transfer** (TD74-8-10) ☒ **Other** see Section 29.

The promissory note shall be amortized on the basis of see Section 29 ☐ **Years** ☐ **Months**, payable at see Section 29 per see Section 29 including principal and interest at the rate of 5.5% per annum. Payments shall commence see Section 29 and shall be due on the see Section 29 day of each succeeding see Section 29. If not sooner paid, the balance of principal and accrued interest shall be due and payable see Section 29 after Closing. Payments ☐ **Shall** ☒ **Shall Not** be increased by any of estimated annual real estate taxes, and ☐ **Shall** ☒ **Shall Not** be increased by any of estimated annual property insurance premium. ~~The loan shall also contain the following terms: (1) if any payment is not received within ________ days after its due date, a late charge of _____% of such payment shall be due; (2) interest on lender disbursements under the deed of trust shall be _____% per annum; (3) default interest rate shall be _____% per annum; (4) Buyer may prepay without a penalty except ________; and (5) Buyer ☐ **Shall** ☐ **Shall Not** execute and deliver, at Closing, a Security Agreement and UCC-1 Financing Statement granting the holder of the promissory note a ________ (1st, 2nd, etc.) lien on the personal property included in this sale.~~

Buyer ☒ **Shall** ☐ **Shall Not** provide a mortgagee's title insurance policy, at Buyer's expense.

TRANSACTION PROVISIONS

5. FINANCING CONDITIONS AND OBLIGATIONS.

~~**5.1. Loan Application.** If Buyer is to pay all or part of the Purchase Price by obtaining one or more new loans (New Loan), or if an existing loan is not to be released at Closing, Buyer, if required by such lender, shall make an application verifiable by such lender, on or before **Loan Application Deadline** (§ 3) and exercise reasonable efforts to obtain such loan or approval.~~

~~**5.2. Loan Conditions.** If Buyer is to pay all or part of the Purchase Price with a New Loan, this Contract is conditional upon Buyer determining, in Buyer's sole subjective discretion, whether the New Loan is satisfactory to Buyer, including its~~

~~availability, payments, interest rate, terms, conditions, and cost of such New Loan. This condition is for the benefit of Buyer. If such New Loan is not satisfactory to Buyer, Seller must receive written notice to terminate from Buyer, no later than **Loan Conditions Deadline** (§ 3), at which time this Contract shall terminate. **IF SELLER DOES NOT TIMELY RECEIVE WRITTEN NOTICE TO TERMINATE, THIS CONDITION SHALL BE DEEMED WAIVED, AND BUYER'S EARNEST MONEY SHALL BE NONREFUNDABLE, EXCEPT AS OTHERWISE PROVIDED IN THIS CONTRACT** (e.g., Appraisal, Title, Survey).~~

~~**5.3. Credit Information and Buyer's New Senior Loan.** If Buyer is to pay all or part of the Purchase Price by executing a promissory note in favor of Seller, or if an existing loan is not to be released at Closing, this Contract is conditional (for the benefit of Seller) upon Seller's approval of Buyer's financial ability and creditworthiness, which approval shall be at Seller's sole subjective discretion. In such case: (1) Buyer shall supply to Seller by **Buyer's Credit Information Deadline** (§ 3), at Buyer's expense, information and documents (including a current credit report) concerning Buyer's financial, employment and credit condition and Buyer's New Senior Loan, defined below, if any; (2) Buyer consents that Seller may verify Buyer's financial ability and creditworthiness; (3) any such information and documents received by Seller shall be held by Seller in confidence, and not released to others except to protect Seller's interest in this transaction; and (4) in the event Buyer is to execute a promissory note secured by a deed of trust in favor of Seller, this Contract is conditional (for the benefit of Seller) upon Seller's approval of the terms and conditions of any New Loan to be obtained by Buyer if the deed of trust to Seller is to be subordinate to Buyer's New Loan (Buyer's New Senior Loan). Additionally, Seller shall have the right to terminate, at or before Closing, if the Cash at Closing is less than as set forth in § 4.1 of this Contract or Buyer's New Senior Loan changes from that approved by Seller. If Seller does not deliver written notice to terminate to Buyer based on Seller's disapproval of Buyer's financial ability and creditworthiness or of Buyer's New Senior Loan by **Disapproval of Buyer's Credit Information Deadline** (§ 3), then Seller waives the conditions set forth in this section as to Buyer's New Senior Loan as supplied to Seller. If Seller delivers written notice to terminate to Buyer on or before **Disapproval of Buyer's Credit Information Deadline** (§ 3), this Contract shall terminate.~~

~~**5.4. Existing Loan Review.** If an existing loan is not to be released at Closing, Seller shall deliver copies of the loan documents (including note, deed of trust, and any modifications) to Buyer by **Existing Loan Documents Deadline** (§ 3). For the benefit of Buyer, this Contract is conditional upon Buyer's review and approval of the provisions of such loan documents, in Buyer's sole subjective discretion. If written notice to terminate based on Buyer's objection to such loan documents is not received by Seller by **Existing Loan Documents Objection Deadline** (§ 3), Buyer accepts the terms and conditions of the documents. If the lender's approval of a transfer of the Property is required, this Contract is conditional upon Buyer's obtaining such approval without change in the terms of such loan, except as set forth in § 4.6. If lender's approval is not obtained by **Loan Transfer Approval Deadline** (§ 3), this Contract shall terminate on such deadline. If Seller is to be released from liability under such existing loan and Buyer does not obtain such compliance as set forth in § 4.6, this Contract may be terminated at Seller's option.~~

6. APPRAISAL PROVISIONS.

~~**6.1. Property Approval.** If the lender imposes any requirements or repairs (Requirements) to be made to the Property (e.g., roof repair, repainting), beyond those matters already agreed to by Seller in this Contract, Seller may terminate this Contract (notwithstanding § 10 of this Contract) by delivering written notice to terminate to Buyer on or before three days following Seller's receipt of the Requirements. Seller's right to terminate in this § 6.1 shall not apply if on or before any termination by Seller pursuant to this § 6.1: (1) the parties enter into a written agreement regarding the Requirements; or (2) the Requirements are completed by Seller; or (3) the satisfaction of the Requirements is waived in writing by Buyer.~~

6.2. Appraisal Condition.

☒ **6.2.1. Not Applicable.** This § 6.2 shall not apply.

☐ **6.2.2. Conventional/Other.** Buyer shall have the sole option and election to terminate this Contract if the Purchase Price exceeds the Property's valuation determined by an appraiser engaged by ______________________. The appraisal shall be received by Buyer or Buyer's lender on or before **Appraisal Deadline** (§ 3). This Contract shall terminate by Buyer delivering to Seller written notice to terminate and either a copy of such appraisal or written notice from lender that confirms the Property's valuation is less than the Purchase Price, received by Seller on or before **Appraisal Objection Deadline** (§ 3). If Seller does not receive Buyer's written notice to terminate on or before **Appraisal Objection Deadline** (§ 3), Buyer waives any right to terminate under this section.

6.3. Cost of Appraisal. Cost of any appraisal to be obtained after the date of this Contract shall be timely paid by ☐ **Buyer** ☐ **Seller**.

7. EVIDENCE OF TITLE, SURVEY AND CIC DOCUMENTS.

7.1. Evidence of Title. On or before **Title Deadline** (§ 3), Seller shall cause to be furnished to Buyer, at Seller's expense, a current commitment for owner's title insurance policy (Title Commitment) in an amount equal to the Purchase Price, or if this box is checked, ☐ **An Abstract** of title certified to a current date. If title insurance is furnished, Seller shall also deliver to Buyer copies of any abstracts of title covering all or any portion of the Property (Abstract) in Seller's possession. At Seller's expense, Seller shall cause the title insurance policy to be issued and delivered to Buyer as soon as practicable at or after Closing. The title insurance commitment ☒ **Shall** ☐ **Shall Not** commit to delete or insure over the standard exceptions which relate to: (1) parties in possession, (2) unrecorded easements, (3) survey matters, (4) any unrecorded mechanics' liens, (5) gap period

(effective date of commitment to date deed is recorded), and (6) unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing. Any additional premium expense to obtain this additional coverage shall be paid by ☐ **Buyer** ☒ **Seller**.

Note: The title insurance company may not agree to delete or insure over any or all of the standard exceptions. Buyer shall have the right to review the Title Commitment, its provisions and Title Documents (defined in § 7.2), and if not satisfactory to Buyer, Buyer may exercise Buyer's rights pursuant to § 8.1.

7.2. Copies of Exceptions. On or before **Title Deadline** (§ 3), Seller, at Seller's expense, shall furnish to Buyer and Buyer's attorneys (see Section 29), (1) copies of any plats, declarations, covenants, conditions and restrictions burdening the Property, and (2) if a Title Commitment is required to be furnished, and if this box is checked ☒ **Copies of any Other Documents** (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions). Even if the box is not checked, Seller shall have the obligation to furnish these documents pursuant to this section if requested by Buyer any time on or before **Exceptions Request Deadline** (§ 3). This requirement shall pertain only to documents as shown of record in the office of the clerk and recorder in the county where the Property is located. The abstract or Title Commitment, together with any copies or summaries of such documents furnished pursuant to this section, constitute the title documents (collectively, Title Documents).

7.3. Survey. On or before **Survey Deadline** (§ 3), ☐ **Seller** ☒ **Buyer** shall order or provide, and cause Buyer (and the issuer of the Title Commitment or the provider of the opinion of title if an abstract) to receive, a current ☐ **Improvement Survey Plat** ☐ **Improvement Location Certificate** ☒ ALTA/ACSM Land Title Survey (the description checked is known as Survey). An amount not to exceed see Section 29.7 for Survey shall be paid by ☐ **Buyer** ☐ **Seller**. If the cost exceeds this amount, ☐ **Buyer** ☐ **Seller** shall pay the excess on or before Closing. Buyer shall not be obligated to pay the excess unless Buyer is informed of the cost and delivers to Seller, before Survey is ordered, Buyer's written agreement to pay the required amount to be paid by Buyer. See Section 29.7 for additional provisions.

7.4. Common Interest Community Documents. The term CIC Documents consists of all owners' associations (Association) declarations, bylaws, operating agreements, rules and regulations, party wall agreements, minutes of most recent annual owners' meeting and minutes of any directors' or managers' meetings during the six-month period immediately preceding the date of this Contract, if any (Governing Documents), most recent financial documents consisting of (1) annual balance sheet, (2) annual income and expenditures statement, and (3) annual budget (Financial Documents), if any (collectively, CIC Documents).

☒ **7.4.1. Not Applicable.** This § 7.4 shall not apply.

7.4.2. Common Interest Community Disclosure. THE PROPERTY IS LOCATED WITHIN A COMMON INTEREST COMMUNITY AND IS SUBJECT TO THE DECLARATION FOR SUCH COMMUNITY. THE OWNER OF THE PROPERTY WILL BE REQUIRED TO BE A MEMBER OF THE OWNER'S ASSOCIATION FOR THE COMMUNITY AND WILL BE SUBJECT TO THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS WILL IMPOSE FINANCIAL OBLIGATIONS UPON THE OWNER OF THE PROPERTY, INCLUDING AN OBLIGATION TO PAY ASSESSMENTS OF THE ASSOCIATION. IF THE OWNER DOES NOT PAY THESE ASSESSMENTS, THE ASSOCIATION COULD PLACE A LIEN ON THE PROPERTY AND POSSIBLY SELL IT TO PAY THE DEBT. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS OF THE COMMUNITY MAY PROHIBIT THE OWNER FROM MAKING CHANGES TO THE PROPERTY WITHOUT AN ARCHITECTURAL REVIEW BY THE ASSOCIATION (OR A COMMITTEE OF THE ASSOCIATION) AND THE APPROVAL OF THE ASSOCIATION. PURCHASERS OF PROPERTY WITHIN THE COMMON INTEREST COMMUNITY SHOULD INVESTIGATE THE FINANCIAL OBLIGATIONS OF MEMBERS OF THE ASSOCIATION. PURCHASERS SHOULD CAREFULLY READ THE DECLARATION FOR THE COMMUNITY AND THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION.

☐ **7.4.3. Not Conditional on Review.** Buyer acknowledges that Buyer has received a copy of the CIC Documents. Buyer has reviewed them, agrees to accept the benefits, obligations and restrictions that they impose upon the Property and its owners and waives any right to terminate this Contract due to such documents, notwithstanding the provisions of § 8.5.

7.4.4. CIC Documents to Buyer.

☐ **7.4.4.1. Seller to Provide CIC Documents.** Seller shall cause the CIC Documents to be provided to Buyer, at Seller's expense, on or before **CIC Documents Deadline** (§ 3).

☐ **7.4.4.2. Seller Authorizes Association.** Seller authorizes the Association to provide the CIC Documents to Buyer, at Seller's expense.

7.4.4.3. Seller's Obligation. Seller's obligation to provide the CIC Documents shall be fulfilled upon Buyer's receipt of the CIC Documents, regardless of who provides such documents.

7.4.5. Conditional on Buyer's Review. If the box in either § 7.4.4.1 or § 7.4.4.2 is checked, the provisions of this § 7.4.5 shall apply. In the event of any unsatisfactory provision in any of the CIC Documents, in Buyer's sole subjective discretion, and written notice to terminate by Buyer, or on behalf of Buyer, is delivered to Seller on or before **CIC Documents Objection Deadline** (§ 3), this Contract shall terminate. If Seller does not receive Buyer's written notice to terminate on or before **CIC Documents Objection Deadline** (§ 3), Buyer accepts the CIC Documents and waives the right to terminate for that reason.

Should Buyer receive the CIC Documents after **CIC Documents Deadline** (§ 3), Buyer shall have the right, at Buyer's option, to terminate this Contract by written notice to terminate delivered to Seller on or before ten days after Buyer's

receipt of the CIC Documents. If Buyer does not receive the CIC Documents, or if such written notice to terminate would otherwise be required to be delivered after **Closing Date** (§ 3), Buyer's written notice to terminate shall be received by Seller on or before three days prior to **Closing Date** (§ 3). If Seller does not receive Buyer's written notice to terminate within such time, Buyer accepts the provisions of the CIC Documents, and Buyer's right to terminate this Contract pursuant to this section is waived, notwithstanding the provisions of § 8.5.

Note: If no box in this § 7.4 is checked, the provisions of § 7.4.4.1 shall apply.

8. TITLE AND SURVEY REVIEW.

8.1. Title Review. Buyer shall have the right to review the Title Documents. Buyer shall provide written notice to terminate based on unmerchantability of title, unsatisfactory form or content of Title Commitment, or, notwithstanding § 13 of any other unsatisfactory title condition, in Buyer's sole and subjective discretion, shown by the Title Documents (Notice of Title Objection). Such Notice of Title Objection shall be delivered by or on behalf of Buyer and received by Seller on or before **Title Objection Deadline** (§ 3), provided such Title Documents are received by Buyer in a timely manner. If there is an endorsement to the Title Commitment that adds a new Exception to title, a copy of the new Exception to title and the modified Title Commitment shall be delivered to Buyer. Provided however, Buyer shall have five days to deliver the Notice of Title Objection after receipt by Buyer of the following documents: (1) any required Title Document not timely received by Buyer, (2) any change to the Title Documents, or (3) endorsement to the Title Commitment. If Seller does not receive Buyer's Notice of Title Objection by the applicable deadline specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

8.2. Matters Not Shown by the Public Records. Seller shall deliver to Buyer, on or before **Off-Record Matters Deadline** (§ 3) true copies of all leases and surveys in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens (including, without limitation, governmental improvements approved, but not yet installed) or other title matters (including, without limitation, rights of first refusal and options) not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to investigate if any third party has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, boundary line discrepancy or water rights). Written notice to terminate based on any unsatisfactory condition (whether disclosed by Seller or revealed by such inspection, notwithstanding § 13), in Buyer's sole subjective discretion, by or on behalf of Buyer shall be delivered to Seller on or before **Off-Record Matters Objection Deadline** (§ 3). If Seller does not receive Buyer's written notice to terminate on or before **Off-Record Matters Objection Deadline** (§ 3), Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

8.3. Survey Review.

☐ **8.3.1. Not Applicable.** This § 8.3 shall not apply.

☒ **8.3.2. Conditional on Survey.** If the box in this § 8.3.2 is checked, Buyer shall have the right to review the Survey. If written notice to terminate by or on behalf of Buyer based on any unsatisfactory condition, in Buyer's sole subjective discretion, shown by the Survey, notwithstanding § 8.2 or § 13, is received by Seller on or before **Survey Objection Deadline** (§ 3), this Contract shall terminate. If Seller does not receive Buyer's written notice to terminate by **Survey Objection Deadline** (§ 3), Buyer accepts the Survey as satisfactory.

8.4. Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYERS SHOULD INVESTIGATE THE SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY CONTACTING THE COUNTY TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE PROPERTY, AND BY OBTAINING FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND RECORDER, OR THE COUNTY ASSESSOR.

In the event the Property is located within a special taxing district and Buyer desires to terminate this Contract as the effect of the special taxing district is unsatisfactory, in Buyer's sole subjective discretion, if written notice to terminate, by or on behalf of Buyer, is received by Seller on or before **Off-Record Matters Objection Deadline** (§ 3), this Contract shall terminate. If Seller does not receive Buyer's written notice to terminate on or before **Off-Record Matters Objection Deadline** (§ 3), Buyer accepts the effect of the Property's inclusion in such special taxing district and waives the right to terminate for that reason.

8.5. Right to Object, Cure. Buyer's right to object shall include, but not be limited to, those matters set forth in §§ 8 and 13. If Seller receives Buyer's written notice to terminate or notice of unmerchantability of title or any other unsatisfactory title condition or commitment terms as provided in §§ 8.1 and 8.2, Seller shall use reasonable efforts to correct said items and bear any nominal expense to correct the same prior to Closing. If such unsatisfactory title condition is not corrected to Buyer's satisfaction, in Buyer's sole subjective discretion, on or before Closing, this Contract shall terminate; provided, however, Buyer may, by written notice received by Seller on or before Closing, waive objection to such items.

8.6. Right of First Refusal or Contract Approval. If there is a right of first refusal on the Property, or a right to approve this Contract, Seller shall promptly submit this Contract according to the terms and conditions of such right. If the holder

of the right of first refusal exercises such right or the holder of a right to approve disapproves this Contract, this Contract shall terminate. If the right of first refusal is waived explicitly or expires, or the Contract is approved, this Contract shall remain in full force and effect. Seller shall promptly notify Buyer in writing of the foregoing. If expiration or waiver of the right of first refusal or Contract approval has not occurred on or before **Right of First Refusal Deadline** (§ 3), this Contract shall terminate.

8.7. Title Advisory. The Title Documents affect the title, ownership and use of the Property and should be reviewed carefully. Additionally, other matters not reflected in the Title Documents may affect the title, ownership and use of the Property, including without limitation, boundary lines and encroachments, area, zoning, unrecorded easements and claims of easements, leases and other unrecorded agreements, and various laws and governmental regulations concerning land use, development and environmental matters. **The surface estate may be owned separately from the underlying mineral estate, and transfer of the surface estate does not necessarily include transfer of the mineral rights or water rights. Third parties may hold interests in oil, gas, other minerals, geothermal energy or water on or under the Property, which interests may give them rights to enter and use the Property.** Such matters may be excluded from or not covered by the title insurance policy. Buyer is advised to timely consult legal counsel with respect to all such matters as there are strict time limits provided in this Contract [e.g., **Title Objection Deadline** (§ 3) and **Off-Record Matters Objection Deadline** (§ 3)].

9. GOOD FAITH. Buyer and Seller acknowledge that each party has an obligation to act in good faith, including but not limited to exercising the rights and obligations set forth in the provisions of **Financing Conditions and Obligations** (§ 5), **Title and Survey Review** (§ 8) and **Property Disclosure, Inspection, Indemnity, Insurability, Due Diligence and Source of Water** (§ 10).

DISCLOSURE, INSPECTION AND DUE DILIGENCE

10. PROPERTY DISCLOSURE, INSPECTION, INDEMNITY, INSURABILITY, DUE DILIGENCE AND SOURCE OF WATER.

10.1. Seller's Property Disclosure Deadline. On or before **Seller's Property Disclosure Deadline** (§ 3), Seller agrees to deliver to Buyer the most current version of the applicable Colorado Real Estate Commission's Seller's Property Disclosure form completed by Seller to Seller's actual knowledge, current as of the date of this Contract.

10.2. Inspection Objection Deadline. Unless otherwise provided in this Contract, Buyer acknowledges that Seller is conveying the Property to Buyer in an "as is" condition, "where is" and "with all faults". Seller shall disclose to Buyer, in writing, any latent defects actually known by Seller. Buyer, acting in good faith, shall have the right to have inspections (by a third party, personally or both) of the Property and Inclusions (Inspection), at Buyer's expense. If (1) the physical condition of the Property, (2) the physical condition of the Inclusions, (3) service to the Property (including utilities and communication services), systems and components of the Property, e.g. heating and plumbing, (4) any proposed or existing transportation project, road, street or highway, or (5) any other activity, odor or noise (whether on or off the Property) and its effect or expected effect on the Property or its occupants is unsatisfactory in Buyer's sole subjective discretion, Buyer shall, on or before **Inspection Objection Deadline** (§ 3):

10.2.1. Notice to Terminate. Notify Seller in writing that this Contract is terminated; or

10.2.2. Notice to Correct. Deliver to Seller a written description of any unsatisfactory physical condition which Buyer requires Seller to correct.

If written notice is not received by Seller on or before **Inspection Objection Deadline** (§ 3), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer.

10.3. Inspection Resolution Deadline. If a Notice to Correct is received by Seller and if Buyer and Seller have not agreed in writing to a settlement thereof on or before **Inspection Resolution Deadline** (§ 3), this Contract shall terminate on **Inspection Resolution Deadline** (§ 3), unless Seller receives Buyer's written withdrawal of the Notice to Correct before such termination, i.e., on or before expiration of **Inspection Resolution Deadline** (§ 3).

10.4. Damage, Liens and Indemnity. Buyer, except as otherwise provided in this Contract, is responsible for payment for all inspections, tests, surveys, engineering reports, or any other work performed at Buyer's request (Work) and shall pay for any damage that occurs to the Property and Inclusions as a result of such Work. Buyer shall not permit claims or liens of any kind against the Property for Work performed on the Property at Buyer's request. Buyer agrees to indemnify, protect and hold Seller harmless from and against any liability, damage, cost or expense incurred by Seller and caused by any such Work, claim, or lien. This indemnity includes Seller's right to recover all costs and expenses incurred by Seller to defend against any such liability, damage, cost or expense, or to enforce this section, including Seller's reasonable attorney fees, legal fees and expenses. The provisions of this section shall survive the termination of this Contract.

10.5. Insurability. This Contract is conditional upon Buyer's satisfaction, in Buyer's sole subjective discretion, with the availability, terms and conditions of and premium for property insurance. This Contract shall terminate upon Seller's receipt, on or before **Property Insurance Objection Deadline** (§ 3), of Buyer's written notice to terminate based on such insurance being unsatisfactory to Buyer. If Seller does not receive Buyer's written notice to terminate on or before **Property Insurance Objection Deadline** (§ 3), Buyer shall have waived any right to terminate under this provision.

10.6. Due Diligence – Physical Inspection. Buyer's Inspection of the Property under § 10.2 shall also include, without limitation, at Buyer's option, an inspection of the roof, walls, structural integrity of the Property, an inspection of the electrical, plumbing, HVAC and other mechanical systems of the Property. If the condition of the Property or Inclusions are not satisfactory to Buyer, in Buyer's sole subjective discretion, Buyer shall, on or before **Inspection Objection Deadline** (§ 3), provide the applicable written notice pursuant to § 10.2. Buyer shall also have the right to obtain environmental inspections of the Property including Phase I and Phase II Environmental Site Assessments, as applicable. ~~☐ **Seller** ☐ **Buyer** shall order or provide ☐ **Phase I Environmental Site Assessment**, ☐ **Phase II Environmental Site Assessment** (compliant with ASTM E1527-05 standard practices for Environmental Site Assessments) and/or ☐ ______________________________, at the expense of ☐ **Seller** ☐ **Buyer** (Environmental Inspection).~~ In addition, Buyer may also conduct an evaluation whether the Property complies with the *Americans with Disabilities Act* (ADA Evaluation). All such inspections and evaluations shall be conducted at such times as are mutually agreeable to minimize the interruption of Seller's and any Seller's tenants' business uses of the Property, if any. If Buyer is not satisfied with the results of Environmental Inspection, in Buyer's sole subjective discretion, and written notice to terminate is received by Seller on or before **Environmental Inspection Objection Deadline** (§ 3), this Contract shall terminate. If Buyer is not satisfied with the results of ADA Evaluation, in Buyer's sole subjective discretion, and written notice to terminate is received by Seller on or before **ADA Evaluation Objection Deadline** (§ 3), this Contract shall terminate. If Buyer's Phase I Environmental Site Assessment recommends a Phase II Environmental Site Assessment, the **Environmental Inspection Objection Deadline** (§ 3) shall be extended by 60 days and if such extended **Environmental Inspection Objection Deadline** (§ 3) extends beyond the **Closing Date** (§ 3), the **Closing Date** (§ 3) shall be extended a like period of time. Buyer agrees to furnish Seller with a copy of the Phase I Report, and if undertaken, the Phase II Report, as available.

10.7. Due Diligence – Documents. Seller agrees to deliver copies of the following documents and information (Due Diligence Documents) to Buyer on or before **Due Diligence Documents Delivery Deadline** (§ 3) to the extent such Due Diligence Documents exist and are in Seller's possession:

10.7.1. Copies of all contracts relating to the operation, maintenance and management of the Property;

10.7.2. Copies of the Property tax bills for the last 3 years;

10.7.3. As-built construction plans (original and subsequent construction) to the Property and the tenant improvements, including architectural, electrical, mechanical, and structural systems; engineering reports; and permanent Certificates of Occupancy, to the extent now available;

10.7.4. A list of all Inclusions to be conveyed to Buyer;

10.7.5. Operating statements for the past 3 years;

10.7.6. A rent roll accurate and correct to the date of this Contract;

10.7.7. True and correct copies of all current leases on the Property (Leases), or other occupancy agreements if not delivered earlier under § 8.2;

10.7.8. A schedule of any tenant improvement work Seller is obligated to complete but has not yet completed and capital improvement work either scheduled or in process on the date of this Contract;

10.7.9. Copies of all insurance policies pertaining to the Property and copies of any claims which have been made for the past 5 years;

10.7.10. Soils reports, Surveys and engineering reports or data pertaining to the Property (if not delivered earlier under § 8.2);

10.7.11. Any and all existing documentation and reports regarding Phase I and II environmental reports, letters, test results, advisories, and similar documents respective to the existence or nonexistence of asbestos, PCB transformers, or other toxic hazardous or contaminated substances, and/or underground storage tanks and/or radon gas. If no reports are in Seller's possession or known to Seller, Seller shall warrant that no such reports are in Seller's possession or known to Seller;

10.7.12. Copies of any *Americans with Disabilities Act* reports, studies or surveys concerning the compliance of the Property with said Act;

10.7.13. All permits, licenses and other building or use authorizations issued by any governmental authority with jurisdiction over the Property and written notices of any violations of any such permits, licenses or use authorizations, if any; and

10.7.14. Other Documents: Any Environmental Site Assessment previously made by Seller.

10.8. Due Diligence Documents Conditions. This Contract is subject to and expressly conditional upon Buyer, in Buyer's sole subjective discretion, reviewing and approving the Due Diligence Documents, Survey, Leases, zoning and any use restrictions imposed by any governmental agency with jurisdiction over the Property (Zoning). Buyer shall also have the unilateral right to waive any condition herein.

10.8.1. Due Diligence Documents. If Buyer is not satisfied with the results of Buyer's review of the Due Diligence Documents and written notice to terminate is received by Seller on or before **Due Diligence Documents Objection Deadline** (§ 3), this Contract shall terminate.

10.8.2. Survey. If any unsatisfactory condition is shown by the Survey and written notice to terminate is received by Seller on or before **Survey Objection Deadline** (§ 3), this Contract shall terminate.

10.8.3. Leases. If the Leases are not satisfactory to Buyer, Seller shall receive written notice to terminate on or before **Off-Record Matters Objection Deadline** (§ 3), unless the Leases are not timely delivered under § 8.2, then Seller shall

receive written notice to terminate on or before **Due Diligence Documents Objection Deadline** (§ 3). If Seller timely receives written notice to terminate, this Contract shall terminate.

10.8.4. Zoning. If Buyer is not satisfied with the results of Buyer's review of the Zoning and written notice to terminate is received by Seller on or before **Due Diligence Documents Objection Deadline** (§ 3), this Contract shall terminate.

If Buyer's written notice to terminate for any of the conditions set forth above is not timely received by Seller, then such condition shall be deemed to be satisfactory to Buyer.

10.9. Source of Potable Water (Residential Land and Residential Improvements Only). Buyer ☐ **Does** ☒ **Does Not** acknowledge receipt of a copy of Seller's Property Disclosure or Source of Water Addendum disclosing the source of potable water for the Property. Buyer ☐ **Does** ☒ **Does Not** acknowledge receipt of a copy of the current well permit. ☒ There is **No Well**. **Note to Buyer: SOME WATER PROVIDERS RELY, TO VARYING DEGREES, ON NONRENEWABLE GROUND WATER. YOU MAY WISH TO CONTACT YOUR PROVIDER (OR INVESTIGATE THE DESCRIBED SOURCE) TO DETERMINE THE LONG-TERM SUFFICIENCY OF THE PROVIDER'S WATER SUPPLIES.**

10.10. Existing Leases; Modification of Existing Leases; New Leases. Seller states that none of the Leases to be assigned to the Buyer at the time of Closing contain any rent concessions, rent reductions or rent abatements except as disclosed in the Lease or other writing received by Buyer. Seller shall not amend, alter, modify, extend or cancel any of the Leases nor shall Seller enter into any new leases affecting the Property without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed.

11. TENANT ESTOPPEL STATEMENTS.

☒ **11.1. Not Applicable.** This § 11 shall not apply. <u>Seller will coordinate a call between Buyer and tenant farmer.</u>

11.2. Applicable. This § 11.2 shall apply <u>unless the box in § 11.1 is checked.</u> As to all occupants or tenants at the Property, Seller shall obtain and deliver to Buyer on or before **Tenant Estoppel Statements Deadline** (§ 3), statements in a form and substance reasonably acceptable to Buyer (Estoppel), from each occupant or tenant attached to a copy of such occupant's or tenant's lease and any amendments (Lease) stating:

11.2.1. The commencement date of the Lease and scheduled termination date of the Lease;

11.2.2. That said Lease is in full force and effect and that there have been no subsequent modifications or amendments;

11.2.3. The amount of any advance rentals paid, rent concessions given, and deposits paid to Seller;

11.2.4. The amount of monthly (or other applicable period) rental paid to Seller;

11.2.5. That there is no default under the terms of said Lease by landlord or occupant; and

11.2.6. That the Lease to which the Estoppel is attached is a true, correct and complete copy of the Lease demising the premises it describes.

11.3. Tenant Estoppel Statements Delivery/Objection. If Seller shall fail to deliver the Estoppels on or before **Tenant Estoppel Statements Deadline** (§ 3) or if Buyer is not satisfied with the form or substance of the Estoppels and written notice to terminate is received by Seller on or before **Tenant Estoppel Statements Objection Deadline** (§ 3), this Contract shall terminate. Buyer's approval or disapproval of the Estoppel shall be at Buyer's sole subjective discretion. Buyer shall also have the unilateral right to waive any unsatisfactory Estoppel. If Buyer's written notice to terminate is not received by Seller on or before **Tenant Estoppel Statements Objection Deadline** (§ 3), the Estoppels shall be deemed to be satisfactory to Buyer.

CLOSING PROVISIONS

12. CLOSING DOCUMENTS, INSTRUCTIONS AND CLOSING.

12.1. Closing Documents and Closing Information. Seller and Buyer shall cooperate with the Closing Company to enable the Closing Company to deliver all documents required for Closing to Buyer and Seller and their designees by the **Closing Documents Delivery Deadline** (§ 3). If Buyer is obtaining a new loan to purchase the Property, Buyer acknowledges Buyer's lender shall be required to provide the Closing Company in a timely manner all required loan documents and financial information concerning Buyer's new loan. Buyer and Seller will furnish any additional information and documents required by Closing Company that will be necessary to complete this transaction. Buyer and Seller shall sign and complete all customary or reasonably required documents at or before Closing.

12.2. Closing Instructions. Buyer and Seller agree to execute the Colorado Real Estate Commission's Closing Instructions. Such Closing Instructions ☒ **Are** ☐ **Are Not** executed with this Contract. Upon mutual execution, ☐ **Seller** ☐ **Buyer** shall deliver such Closing Instructions to the Closing Company.

12.3. Closing. Delivery of deed from Seller to Buyer shall be at closing (Closing). Closing shall be on the date specified as the **Closing Date** (§ 3) or by mutual agreement at an earlier date. The hour and place of Closing shall be as designated by <u>see Section 29</u>.

12.4. Disclosure of Settlement Costs. Buyer and Seller acknowledge that costs, quality, and extent of service vary between different settlement service providers (e.g., attorneys, lenders, inspectors and title companies).

13. TRANSFER OF TITLE. Subject to tender or payment at Closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient special warranty deed to Buyer, at Closing, conveying the Property free and clear of all taxes except the general taxes for the year of Closing. Except as provided herein, title shall be conveyed free and clear of all liens, including any governmental liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not. Title shall be conveyed subject to:

13.1. Those specific Exceptions described by reference to recorded documents as reflected in the Title Documents accepted by Buyer in accordance with **Title Review** (§ 8.1),

13.2. Distribution utility easements (including cable TV),

13.3. Those specifically described rights of third parties not shown by the public records of which Buyer has actual knowledge and which were accepted by Buyer in accordance with **Matters Not Shown by the Public Records** (§ 8.2) and **Survey Review** (§ 8.3),

13.4. Inclusion of the Property within any special taxing district, and

13.5. Other None.

14. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before Closing from the proceeds of this transaction or from any other source.

15. CLOSING COSTS, CLOSING FEE, CIC FEES AND TAXES.

15.1. Closing Costs. Buyer and Seller shall pay, in Good Funds, their respective closing costs and all other items required to be paid at Closing, except as otherwise provided herein.

15.2. Closing Services Fee. The fee for real estate closing services shall be paid at Closing by ☐ **Buyer** ☐ **Seller** ☒ **One-Half by Buyer and One-Half by Seller** ☐ **Other** ______________________________.

15.3. Status Letter and Transfer Fees. Any fees incident to the issuance of Association's statement of assessments (Status Letter) shall be paid by ☐ **Buyer** ☒ **Seller** ☐ **One-Half by Buyer and One-Half by Seller**. Any transfer fees assessed by the Association (Association's Transfer Fee) shall be paid by ☐ **Buyer** ☒ **Seller** ☐ **One-Half by Buyer and One-Half by Seller**.

15.4. Local Transfer Tax. ☐ **The Local Transfer Tax** of N/A% of the Purchase Price shall be paid at Closing by ☐ **Buyer** ☐ **Seller** ☐ **One-Half by Buyer and One-Half by Seller**.

15.5. Sales and Use Tax. Any sales and use tax that may accrue because of this transaction shall be paid when due by ☐ **Buyer** ☒ **Seller** ☐ **One-Half by Buyer and One-Half by Seller**.

16. PRORATIONS. The following shall be prorated to **Closing Date** (§ 3), except as otherwise provided:

16.1. Taxes. Personal property taxes, if any, and general real estate taxes for the year of Closing, based on ☐ **Taxes for the Calendar Year Immediately Preceding Closing** ☒ **Most Recent Mill Levy and Most Recent Assessed Valuation**, or ☐ **Other** ______________________________.

16.2. Rents. Rents based on ☒ **Rents Actually Received** ☐ **Accrued**. At Closing, Seller shall transfer or credit to Buyer the security deposits for all leases assigned, or any remainder after lawful deductions, and notify all tenants in writing of such transfer and of the transferee's name and address. Seller shall assign to Buyer all leases in effect at Closing and Buyer shall assume such leases.

16.3. Association Assessments. Current regular Association assessments and dues (Association Assessments) paid in advance shall be credited to Seller at Closing. Cash reserves held out of the regular Association Assessments for deferred maintenance by the Association shall not be credited to Seller except as may be otherwise provided by the Governing Documents. Buyer acknowledges that Buyer may be obligated to pay the Association, at Closing, an amount for reserves or working capital. Any special assessment by the Association for improvements that have been installed as of the date of Buyer's signature hereon shall be the obligation of Seller. Any other special assessment assessed prior to **Closing Date** (§ 3) by the Association shall be the obligation of ☐ **Buyer** ☒ **Seller**. Seller represents that the Association Assessments are currently payable at $N/A per N/A and that there are no unpaid regular or special assessments against the Property except the current regular assessments and N/A____. Such assessments are subject to change as provided in the Governing Documents. Seller agrees to promptly request the Association to deliver to Buyer before **Closing Date** (§ 3) a current Status Letter.

16.4. Other Prorations. Water and sewer charges, interest on continuing loan, and no other.

16.5. Final Settlement. Unless otherwise agreed in writing, these prorations shall be final.

17. POSSESSION. Possession of the Property shall be delivered to Buyer on **Possession Date** at **Possession Time** (§ 3), subject to the following leases or tenancies:

1. Grazing lease dated November 24, 2007 and Lease Extension Agreement dated April 17, 2010, between Lundieck Investments, Ltd., and Lenny Pelc, d/b/a Triple J Farms.

If Seller, after Closing, fails to deliver possession as specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $500.00 per day (or any part of a day notwithstanding § 18.1) from **Possession Date** and **Possession Time** (§ 3) until possession is delivered.

GENERAL PROVISIONS

18. DAY; COMPUTATION OF PERIOD OF DAYS, DEADLINE.

18.1. Day. As used in this Contract, the term "day" shall mean the entire day ending at 11:59 p.m., United States Mountain Time (Standard or Daylight Savings as applicable).

18.2. Computation of Period of Days, Deadline. In computing a period of days, when the ending date is not specified, the first day is excluded and the last day is included, e.g., three days after MEC. If any deadline falls on a Saturday, Sunday or federal or Colorado state holiday (Holiday), such deadline ☒ **Shall** ☐ **Shall Not** be extended to the next day that is not a Saturday, Sunday or Holiday. Should neither box be checked, the deadline shall not be extended.

19. CAUSES OF LOSS, INSURANCE; CONDITION OF, DAMAGE TO PROPERTY AND INCLUSIONS AND WALK-THROUGH. Except as otherwise provided in this Contract, the Property, Inclusions or both shall be delivered in the condition existing as of the date of this Contract, ordinary wear and tear excepted.

19.1. Causes of Loss, Insurance. In the event the Property or Inclusions are damaged by fire, other perils or causes of loss prior to Closing in an amount of not more than ten percent of the total Purchase Price, Seller shall be obligated to repair the same before **Closing Date** (§ 3). In the event such damage is not repaired within said time or if the damage exceeds such sum, this Contract may be terminated at the option of Buyer by delivering to Seller written notice to terminate on or before Closing. Should Buyer elect to carry out this Contract despite such damage, Buyer shall be entitled to a credit at Closing for all insurance proceeds that were received by Seller (but not the Association, if any) resulting from such damage to the Property and Inclusions, plus the amount of any deductible provided for in such insurance policy. Such credit shall not exceed the Purchase Price. In the event Seller has not received such insurance proceeds prior to Closing, then Seller shall assign such proceeds at Closing, plus credit Buyer the amount of any deductible provided for in such insurance policy, but not to exceed the total Purchase Price.

19.2. Damage, Inclusions and Services. Should any Inclusion or service (including utilities and communication services), systems and components of the Property, e.g., heating or plumbing, fail or be damaged between the date of this Contract and Closing or possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion, service, system, component or fixture of the Property with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such Inclusion, service, system, component or fixture is not the responsibility of the Association, if any, less any insurance proceeds received by Buyer covering such repair or replacement. Seller and Buyer are aware of the existence of pre-owned home warranty programs that may be purchased and may cover the repair or replacement of such Inclusions.

19.3. Condemnation. In the event Seller receives actual notice prior to Closing that a pending condemnation action may result in a taking of all or part of the Property or Inclusions, Seller shall promptly notify Buyer, in writing, of such condemnation action. In such event, this Contract may be terminated at the option of Buyer, in Buyer's sole subjective discretion, by Buyer delivering to Seller written notice to terminate on or before Closing. Should Buyer elect to consummate this Contract despite such diminution of value to the Property and Inclusions, Buyer shall be entitled to a credit at Closing for all condemnation proceeds awarded to Seller for the diminution in the value of the Property or Inclusions but such credit shall not include relocation benefits, expenses or exceed the Purchase Price.

19.4. Walk-Through and Verification of Condition. Buyer, upon reasonable notice, shall have the right to walk through the Property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this Contract.

20. RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this document, Buyer and Seller acknowledge that the respective broker has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this Contract.

21. TIME OF ESSENCE, DEFAULT AND REMEDIES. Time is of the essence hereof. If any note or check received as Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

21.1. If Buyer is in Default:

☐ **21.1.1. Specific Performance.** Seller may elect to treat this Contract as canceled, in which case all Earnest Money (whether or not paid by Buyer) shall be paid to Seller and retained by Seller; and Seller may recover such damages as may be proper; or Seller may elect to treat this Contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

21.1.2. Liquidated Damages, Applicable. This § 21.1.2 shall apply unless the box in § 21.1.1. is checked. All Earnest Money (whether or not paid by Buyer) shall be paid to Seller, and retained by Seller. Both parties shall thereafter be

released from all obligations hereunder. It is agreed that the Earnest Money specified in § 4.1 is LIQUIDATED DAMAGES, and not a penalty, which amount the parties agree is fair and reasonable and (except as provided in §§ 10.4, 22, 23 and 24), said payment of Earnest Money shall be SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this Contract. Seller expressly waives the remedies of specific performance and additional damages.

21.2. If Seller is in Default: Buyer may elect to treat this Contract as canceled, in which case all Earnest Money received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this Contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

22. LEGAL FEES, COST AND EXPENSES. Anything to the contrary herein notwithstanding, in the event of any arbitration or litigation relating to this Contract, prior to or after **Closing Date** (§ 3), the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees, legal fees and expenses.

23. MEDIATION. If a dispute arises relating to this Contract, prior to or after Closing, and is not resolved, the parties shall first proceed in good faith to submit the matter to mediation. Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the dispute must agree, in writing, before any settlement is binding. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved within thirty days of the date written notice requesting mediation is delivered by one party to the other at the party's last known address. This section shall not alter any date in this Contract, unless otherwise agreed.

24. EARNEST MONEY DISPUTE. Except as otherwise provided herein, Earnest Money Holder shall release the Earnest Money as directed by written mutual instructions, signed by both Buyer and Seller. In the event of any controversy regarding the Earnest Money (notwithstanding any termination of this Contract), Earnest Money Holder shall not be required to take any action. Earnest Money Holder, at its option and sole subjective discretion, may (1) await any proceeding, (2) interplead all parties and deposit Earnest Money into a court of competent jurisdiction and shall recover court costs and reasonable attorney and legal fees, or (3) provide notice to Buyer and Seller that unless Earnest Money Holder receives a copy of the Summons and Complaint or Claim (between Buyer and Seller) containing the case number of the lawsuit (Lawsuit) within one hundred twenty days of Earnest Money Holder's notice to the parties, Earnest Money Holder shall be authorized to return the Earnest Money to Buyer. In the event Earnest Money Holder does receive a copy of the Lawsuit, and has not interpled the monies at the time of any Order, Earnest Money Holder shall disburse the Earnest Money pursuant to the Order of the Court. The parties reaffirm the obligation of **Mediation** (§ 23). The provisions of this § 24 apply only if the Earnest Money Holder is one of the Brokerage Firms named in § 32 or § 33.

25. TERMINATION. In the event this Contract is terminated, all Earnest Money received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to §§ 10.4, 22, 23 and 24.

26. ENTIRE AGREEMENT, MODIFICATION, SURVIVAL. This Contract, its exhibits and specified addenda, constitute the entire agreement between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this Contract. No subsequent modification of any of the terms of this Contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any obligation in this Contract that, by its terms, is intended to be performed after termination or Closing shall survive the same.

27. NOTICE, DELIVERY, AND CHOICE OF LAW.

27.1. Physical Delivery. All notices must be in writing, except as provided in § 27.2. Any document, including a signed document or notice, delivered to Buyer shall be effective when physically received by Buyer, any signator on behalf of Buyer, any named individual of Buyer, any representative of Buyer, or Brokerage Firm of Broker working with Buyer (except for delivery, after Closing, of the notice requesting mediation described in § 23) and except as provided in § 27.2. Any document, including a signed document or notice, delivered to Seller shall be effective when physically received by Seller, any signator on behalf of Seller, any named individual of Seller, any representative of Seller, or Brokerage Firm of Broker working with Seller (except for delivery, after Closing, of the notice requesting mediation described in § 23) and except as provided in § 27.2.

27.2. Electronic Delivery. As an alternative to physical delivery, any document, including any signed document or written notice may be delivered in electronic form only by the following indicated methods: ☒ **Facsimile** ☒ **Email** ☒ **Internet** ☐ **No Electronic Delivery**. Documents with original signatures shall be provided upon request of any party.

27.3. Choice of Law. This Contract and all disputes arising hereunder shall be governed by and construed in accordance with the laws of the State of Colorado that would be applicable to Colorado residents who sign a contract in Colorado for property located in Colorado.

28. NOTICE OF ACCEPTANCE, COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance pursuant to § 27 on or

before **Acceptance Deadline Date** (§ 3) and **Acceptance Deadline Time** (§ 3). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

ADDITIONAL PROVISIONS AND ATTACHMENTS

29. ADDITIONAL PROVISIONS. (The following additional provisions have not been approved by the Colorado Real Estate Commission.)

30. ATTACHMENTS. The following are a part of this Contract:

☐ ~~Residential Addendum~~ Additional Provisions (Section 29)

Note: The following disclosure forms **are attached** but are **not** a part of this Contract:

SIGNATURES

Buyer's Name:	Steven F. Dallman	Buyer's Name:	
Buyer's Signature	Date	Buyer's Signature	Date
Address:	11039 Roxborough Drive Littleton, CO 80125	Address:	
Phone No.:	303-358-0497	Phone No.:	
Fax No.:		Fax No.:	
Electronic Address:	stdallman@mac.com	Electronic Address:	

[NOTE: If this offer is being countered or rejected, do not sign this document. Refer to § 31]

Seller's Name:	Lundieck Investments, Ltd., a Colorado limited partnership	Seller's Name:	
By: Seller's Signature: General Partner	Date	Seller's Signature	Date
Address:	3200 Fox Sedge Lane Highlands Ranch, CO 80126	Address:	
Phone No.:	720-344-3330	Phone No.:	
Fax No.:		Fax No.:	
Electronic Address:	deke.mbi@juno.com	Electronic Address:	

31. COUNTER; REJECTION. This offer is ☐ **Countered** ☐ **Rejected.**
Initials only of party (Buyer or Seller) who countered or rejected offer _______________

687 **END OF CONTRACT TO BUY AND SELL REAL ESTATE**

32. BROKER'S ACKNOWLEDGMENTS AND COMPENSATION DISCLOSURE.
(To be completed by Broker working with Buyer)

Broker ☐ **Does** ☒ **Does Not** acknowledge receipt of Earnest Money deposit specified in § 4.1 and, while not a party to the Contract, agrees to cooperate upon request with any mediation concluded under § 23. Broker agrees that if Brokerage Firm is the Earnest Money Holder and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to Terminate or other written notice of termination, Earnest Money Holder shall release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money shall be made within five days of Earnest Money Holder's receipt of the executed written mutual instructions, provided the Earnest Money check has cleared. Broker agrees that if Earnest Money Holder is other than the Brokerage Firm identified in § 32 or § 33, Closing Instructions signed by Buyer, Seller, and Earnest Money Holder must be obtained on or before delivery of Earnest Money to Earnest Money Holder.

Broker is working with Buyer as a ☒ **Buyer's Agent** ☐ **Seller's Agent** ☐ **Transaction-Broker** in this transaction.
☐ This is a **Change of Status**.

Brokerage Firm's compensation or commission is to be paid by ☒ **Listing Brokerage Firm** ☐ **Buyer** ☐ **Other** ____________.

Brokerage Firm's Name: Argus Real Estate
Broker's Name: Benjamin M. Vestal

____
Broker's Signature   Date

Address: 2993 South Peoria Street, No. 105
Aurora, CO 80014
Phone No.: 303-317-4221
Fax No.: 303-770-7132
Electronic Address:

33. BROKER'S ACKNOWLEDGMENTS AND COMPENSATION DISCLOSURE.
(To be completed by Broker working with Seller)

Broker ☐ **Does** ☒ **Does Not** acknowledge receipt of Earnest Money deposit specified in § 4.1 and, while not a party to the Contract, agrees to cooperate upon request with any mediation concluded under § 23. Broker agrees that if Brokerage Firm is the Earnest Money Holder and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to Terminate or other written notice of termination, Earnest Money Holder shall release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money shall be made within five days of Earnest Money Holder's receipt of the executed written mutual instructions, provided the Earnest Money check has cleared. Broker agrees that if Earnest Money Holder is other than the Brokerage Firm identified in § 32 or § 33, Closing Instructions signed by Buyer, Seller, and Earnest Money Holder must be obtained on or before delivery of Earnest Money to Earnest Money Holder.

Broker is working with Seller as a ☒ **Seller's Agent** ☐ **Buyer's Agent** ☐ **Transaction-Broker** in this transaction.
☐ This is a **Change of Status**.

Brokerage Firm's compensation or commission is to be paid by ☒ **Seller** ☐ **Buyer** ☐ **Other** ____________.

Brokerage Firm's Name:	Cassidy Turley Fuller Real Estate	Dieckmann & Associates
Broker's Name:	Jim Capecelatro	Richard Dieckmann
	Broker's Signature / Date	Broker's Signature / Date
Address:	1515 Arapahoe Street, Suite 1200	3200 Fox Sedge Lane
	Denver, CO 80202	Highlands Ranch, CO 80126
Phone No.:	303-292-3700	720-344-3330
Fax No.:	303-534-8270	
Electronic Address:	jcapecelatro@ctfuller.com	deke.mbi@juno.com

688

SECTION 29
TO
CONTRACT TO BUY AND SELL REAL ESTATE (LAND)
BETWEEN
STEVEN F. DALLMAN OR ASSIGNS AND LUNDIECK INVESTMENTS LTD.

29. ADDITIONAL PROVISIONS.

29.1 Earnest Money Deposit. If Buyer fails to deposit good funds with Land Title Guarantee Company ("Land Title") to redeem the Earnest Money Promissory Note on or before the expiration of the Alternative Earnest Money Deadline, this Contract shall terminate and each party shall be released from any further liability or obligation hereunder, except Buyer shall not be released from its obligation pursuant to Section 10.4 hereof. In the alternative, if Buyer deposits good funds with Land Title to redeem the Earnest Money Promissory Note on or before the expiration of the Alternative Earnest Money Deadline, such Earnest Money shall be considered non-refundable to Buyer except only for Seller's failure to deliver title as set forth in this Contract.

29.2 Seller Financing. At closing, Buyer (also referred to herein as "Maker") agrees to execute and deliver to Seller two promissory notes, the first in the amount of $1,405,560.00 (the "Tracts A and B Note") and the second in the amount of $1,194,440.00 (the "Tracts C and D Note"). The Tract A and B Note and the Tract C and D Note shall be collectively referred to herein as the Notes.

29.3 Terms of Notes. The Notes shall contain the following terms and conditions:

(a) Interest shall accrue on the unpaid principal balance at the rate of 5.5% per annum.

(b) Interest shall be payable semi-annually on the semi-annual and annual anniversary dates of the Notes.

(c) Maker shall pay annually as principal the sum of $135,150.00 on the first through and including the fifth annual anniversary of the Tracts A and B Note. Maker shall annually pay as principal, the sum of $114,850.00 on the first through and including the fifth annual anniversary of the Tracts C and D Note.

(d) On the sixth annual anniversary date of the Notes, the entire remaining principal balance and all accrued interest shall be due and payable.

(e) The Notes shall be non-recourse to Maker, and Seller or the Note Holder shall look solely to the property securing the Notes to satisfy the Maker's obligations under the Notes.

(f) If any principal or interest payment due under the Notes is not made when due, the unpaid amount shall bear default interest at the rate of 12% per annum until paid.

EXHIBIT A
LEGAL DESCRIPTION

A PARCEL OF LAND IN THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 6 SOUTH, RANGE 66 WEST OF THE 6TH PRICIPAL MERIDIAN, COUNTY OF DOUGLAS, STATE OF COLORADO.

BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 4;

THENCE ALONG THE SOUTH LINE OF SAID NORTHEAST QUARTER SOUTH 89°36'10" WEST, A DISTANCE OF 1,428.79 FEET;

THENCE NORTH 27°46'10" WEST, A DISTANCE OF 60.34 FEET TO THE INTERSECTION OF THE NORTH RIGHT OF WAY LINE OF COTTONWOOD DRIVE AS DESCRIBED IN DEED RECORDED AT RECEPTION NO. 00073641, WITH THE EAST RIGHT OF WAY LINE OF COLORADO STATE HIGHWAY 83 AS DESCRIBED IN DEED RECORDED IN BOOK 483 AT PAGE 31;

THENCE ALONG THE EAST RIGHT OF WAY LINE OF COLORADO STATE HIGHWAY 83 AS DESCRIBED IN DEED RECORDED IN BOOK 483 AT PAGE 31 AND IN BOOK 479, PAGE 539, THE FOLLOWING 3 COURSES;

1) THENCE NORTH 27°46'10" WEST A DISTANCE OF 275.04 FEET;
2) THENCE NORTH 47°03'40" WEST, A DISTANCE OF 211.90 FEET;
3) THENCE NORTH 27°46'10" WEST, A DISTANCE OF 443.07 FEET;

THENCE NORTH 89°26'55" EAST, A DISTANCE OF 716.23 FEET;

THENCE NORTH 00°10'00" WEST, A DISTANCE OF 138.58 FEET TO THE SOUTH LINE OF A PARCEL OF LAND DESCRIBED IN DEED RECORDED IN BOOK 225, AT PAGE 737;

THENCE ALONG SAID SOUTH LINE, SOUTH 87°20'59" EAST, A DISTANCE OF 487.91 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL;

THENCE ALONG THE EAST LINE OF SAID PARCEL, NORTH 04°07'00" WEST, A DISTANCE OF 615.00 FEET TO THE SOUTH LINE OF THE VALLEY HIGH SUBDIVISION;

THENCE ALONG THE SOUTH LINE OF SAID SUBDIVISION, NORTH 80°56'30" EAST, A DISTANCE OF 805.80 FEET TO THE EAST LINE OF SAID NORTHEAST QUARTER;

THENCE ALONG SAID EAST LINE, SOUTH 00°20'49" WEST, A DISTANCE OF 1,686.46 FEET TO THE POINT OF BEGINNING:

CONTAINING 2,086,191 SQUARE FEET OR 47.89 ACRES MORE OR LESS.

EXHIBIT B



Vantage Point
DEVELOPMENT PLAN
PLANNING AREA D
SINGLE FAMILY
ATTACHED
11.00 AC.
10.0 DU'S/AC
110 DU'S
TRACT D
PLANNING AREA C
MULTI-FAMILY
11.00 AC.
17.8 DU'S/AC
196 DU'S
TRACT C
PLANNING AREA A
COMMERCIAL
16.59 AC.
.25 :1 F.A.R.
TRACT A
PLANNING AREA B
COMMERCIAL
9.30 AC.
.25 :1 F.A.R.
TRACT B
RESIDENTIAL
COMMERCIAL
Legend

Vanta_e Point

DEVELOPMENT PLAN

EXHIBIT D


MF 1
MF 2
MF 3
Comm'l 1
Comm'l 2
Comm'l 3

Exhibit C

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

AGREEMENT TO AMEND/EXTEND CONTRACT

Date: August 24, 2011

1. This agreement amends the contract dated June 14, 2011 (Contract), between Lundieck Investments, Ltd., a Colorado limited partnership (Seller), and Steven F. Dallman or Assigns (Buyer), relating to the sale and purchase of the following legally described real estate in the County of Douglas, Colorado:

As more particularly described in Exhibit A attached hereto and by reference incorporated herein, except all oil, gas, and mineral rights ("Mineral Rights") lying in, on, or under the Property shall be reserved by Seller ("Mineral Owner") and such Mineral Rights shall be freely assignable, subject to the restrictions stated herein. Any exploration and development of such Mineral Rights by the Mineral Owner or its assignee shall not cause any interference with Buyer's freedom for full development of the Property, nor shall development or extraction of the Mineral Rights cause any disturbance to the surface of the Property.

known as No. Vacant land in Douglas County, Colorado (Property).
Street Address, City, State, Zip

NOTE: If any item is left blank or is marked in the "No Change" column, it means no change to the corresponding provision of the Contract. If any item is marked in the "Deleted" column, it means that the corresponding provision of the Contract to which reference is made is deleted.

2. § 3. DATES AND DEADLINES. [**Note:** This table may be deleted if inapplicable.]

Item No.	Reference	Event	Date or Deadline	No Change	Deleted
1	§ 4.2.1	Alternative Earnest Money Deadline	145 days after MEC		
		Title and CIC			
2	§ 7.1	Title Deadline		x	
3	§ 7.2	Exceptions Request Deadline		x	
4	§ 8.1	Title Objection Deadline		x	
5	§ 8.2	Off-Record Matters Deadline		x	
6	§ 8.2	Off-Record Matters Objection Deadline		x	
7	§ 7.4.4.1	CIC Documents Deadline		n/a	
8	§ 7.4.5	CIC Documents Objection Deadline		n/a	
9	§ 8.6	Right of First Refusal Deadline		n/a	
		Seller's Property Disclosure			
10	§ 10.1	Seller's Property Disclosure Deadline		x	
		Loan and Credit			
11	§ 5.1	Loan Application Deadline		n/a	
12	§ 5.2	Loan Conditions Deadline		n/a	
13	§ 5.3	Buyer's Credit Information Deadline		n/a	
14	§ 5.3	Disapproval of Buyer's Credit Information Deadline		n/a	
15	§ 5.4	Existing Loan Documents Deadline		n/a	
16	§ 5.4	Existing Loan Documents Objection Deadline		n/a	
17	§ 5.4	Loan Transfer Approval Deadline		n/a	
		Appraisal			
18	§ 6.2.2	Appraisal Deadline		n/a	
19	§ 6.2.2	Appraisal Objection Deadline		n/a	
		Survey			
20	§ 7.3	Survey Deadline		x	
21	§ 8.3.2	Survey Objection Deadline		x	
		Inspection and Due Diligence			
22	§ 10.2	Inspection Objection Deadline	130 days after MEC		

23	§ 10.3	Inspection Resolution Deadline	145 days after MEC		
24	§ 10.5	Property Insurance Objection Deadline		n/a	
25	§ 10.6	Environmental Inspection Objection Deadline	130 days after MEC		
26	§ 10.6	ADA Evaluation Objection Deadline		n/a	
27	§ 10.7	Due Diligence Documents Delivery Deadline		x	
28	§ 10.8.1	Due Diligence Documents Objection Deadline		x	
29	§ 11.2	Tenant Estoppel Statements Deadline		n/a	
30	§11.3	Tenant Estoppel Statements Objection Deadline		n/a	
		Closing and Possession			
31	§ 12.3	**Closing Date**	160 days after MEC		
32	§ 12.1	Closing Documents Delivery Deadline	160 days after MEC		
33	§ 17	Possession Date	at Closing		
34	§ 17	Possession Time	at Closing		

3. Other dates or deadlines set forth in the Contract shall be changed as follows:

None

4. Additional amendments:

None

All other terms and conditions of the Contract shall remain the same.

This proposal shall expire unless accepted in writing by Seller and Buyer as evidenced by their signatures below and the offering party to this document receives notice of such acceptance on or before August 31, 2011 (Date) 5:00 p.m. (Time).

Buyer's Name: Steven F. Dallman

Buyer's Signature — Date: 8/29/2011

Buyer's Name:

Buyer's Signature — Date

Seller's Name: Lundieck Investments, Ltd., a Colorado limited partnership

By: Seller's Signature / General Partner — Date: 8/31/11

Seller's Name:

Seller's Signature Gen Ptr — Date: 8/31/11

EXHIBIT A
LEGAL DESCRIPTION

A PARCEL OF LAND IN THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 6 SOUTH, RANGE 66 WEST OF THE 6TH PRICIPAL MERIDIAN, COUNTY OF DOUGLAS, STATE OF COLORADO.

BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 4;

THENCE ALONG THE SOUTH LINE OF SAID NORTHEAST QUARTER SOUTH 89°38'10" WEST, A DISTANCE OF 1,426.79 FEET;

THENCE NORTH 27°46'10" WEST, A DISTANCE OF 60.34 FEET TO THE INTERSECTION OF THE NORTH RIGHT OF WAY LINE OF COTTONWOOD DRIVE AS DESCRIBED IN DEED RECORDED AT RECEPTION NO. 00073641, WITH THE EAST RIGHT OF WAY LINE OF COLORADO STATE HIGHWAY 83 AS DESCRIBED IN DEED RECORDED IN BOOK 483 AT PAGE 31;

THENCE ALONG THE EAST RIGHT OF WAY LINE OF COLORADO STATE HIGHWAY 83 AS DESCRIBED IN DEED RECORDED IN BOOK 483 AT PAGE 31 AND IN BOOK 479, PAGE 539, THE FOLLOWING 3 COURSES;

1) THENCE NORTH 27°46'10" WEST A DISTANCE OF 275.04 FEET;
2) THENCE NORTH 47°03'40" WEST, A DISTANCE OF 211.90 FEET;
3) THENCE NORTH 27°46'10" WEST, A DISTANCE OF 443.07 FEET;

THENCE NORTH 89°26'56" EAST, A DISTANCE OF 716.23 FEET;

THENCE NORTH 00°10'00" WEST, A DISTANCE OF 138.56 FEET TO THE SOUTH LINE OF A PARCEL OF LAND DESCRIBED IN DEED RECORDED IN BOOK 225, AT PAGE 737;

THENCE ALONG SAID SOUTH LINE, SOUTH 87°20'59" EAST, A DISTANCE OF 487.91 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL;

THENCE ALONG THE EAST LINE OF SAID PARCEL, NORTH 04°07'00" WEST, A DISTANCE OF 615.00 FEET TO THE SOUTH LINE OF THE VALLEY HIGH SUBDIVISION;

THENCE ALONG THE SOUTH LINE OF SAID SUBDIVISION, NORTH 80°56'30" EAST, A DISTANCE OF 805.80 FEET TO THE EAST LINE OF SAID NORTHEAST QUARTER;

THENCE ALONG SAID EAST LINE, SOUTH 00°20'49" WEST, A DISTANCE OF 1,686.46 FEET TO THE POINT OF BEGINNING:

CONTAINING 2,088,191 SQUARE FEET OR 47.89 ACRES MORE OR LESS.

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

SECOND AGREEMENT TO AMEND/EXTEND CONTRACT

Date: *September 23, 2011*

1. This agreement amends the *Contract to Buy and Sell Real Estate (Land)* ~~Contract~~ dated *June 14, 2011 (the "Original Contract") and the Agreement to Amend/Extend Contract dated August 24, 2011 (together, the* "Contract"), between *Lundieck Investments, Ltd., a Colorado limited partnership* (Seller), and *Steven F. Dallman or Assigns* (Buyer), relating to the sale and purchase of the following legally described real estate in the County of *Douglas*, Colorado:

As more particularly described in Exhibit A attached hereto and by reference incorporated herein, except all oil, gas, and mineral rights ("Mineral Rights") lying in, on, or under the Property shall be reserved by Seller ("Mineral Owner") and such Mineral Rights shall be freely assignable, subject to the restrictions stated herein. Any exploration and development of such Mineral Rights by the Mineral Owner or its assignee shall not cause any interference with Buyer's freedom for full development of the Property, nor shall development or extraction of the Mineral Rights cause any disturbance to the surface of the Property.

known as No. *Vacant land in Douglas County* (Street Address) ________ (City) *Colorado* (State) ________ (Zip) (Property).

NOTE: If any item is left blank or is marked in the "No Change" column, it means no change to the corresponding provision of the Contract. If any item is marked in the "Deleted" column, it means that the corresponding provision of the Contract to which reference is made is deleted.

2. § 3. DATES AND DEADLINES. [**Note:** This table may be deleted if inapplicable.]

Item No.	Reference	Event	Date or Deadline	No Change	Deleted
1	§ 4.2.1	Alternative Earnest Money Deadline			
		Title and CIC			
2	§ 7.1	Title Deadline			
3	§ 7.2	Exceptions Request Deadline			
4	§ 8.1	Title Objection Deadline			
5	§ 8.2	Off-Record Matters Deadline			
6	§ 8.2	Off-Record Matters Objection Deadline			
7	§ 7.4.4.1	CIC Documents Deadline			
8	§ 7.4.5	CIC Documents Objection Deadline			
9	§ 8.6	Right of First Refusal Deadline			
		Seller's Property Disclosure			
10	§ 10.1	Seller's Property Disclosure Deadline			
		Loan and Credit			
11	§ 5.1	Loan Application Deadline			
12	§ 5.2	Loan Conditions Deadline			
13	§ 5.3	Buyer's Credit Information Deadline			
14	§ 5.3	Disapproval of Buyer's Credit Information Deadline			
15	§ 5.4	Existing Loan Documents Deadline			
16	§ 5.4	Existing Loan Documents Objection Deadline			
17	§ 5.4	Loan Transfer Approval Deadline			
		Appraisal			
18	§ 6.2.2	Appraisal Deadline			
19	§ 6.2.2	Appraisal Objection Deadline			
		Survey			
20	§ 7.3	Survey Deadline			
21	§ 8.3.2	Survey Objection Deadline			

		Inspection and Due Diligence			
22	§ 10.2	Inspection Objection Deadline			
23	§ 10.3	Inspection Resolution Deadline			
24	§ 10.5	Property Insurance Objection Deadline			
25	§ 10.6	Environmental Inspection Objection Deadline			
26	§ 10.6	ADA Evaluation Objection Deadline			
27	§ 10.7	Due Diligence Documents Delivery Deadline			
28	§ 10.8.1	Due Diligence Documents Objection Deadline			
29	§ 11.2	Tenant Estoppel Statements Deadline			
30	§11.3	Tenant Estoppel Statements Objection Deadline			
		Closing and Possession			
31	§ 12.3	**Closing Date**			
32	§ 12.1	Closing Documents Delivery Deadline			
33	§ 17	Possession Date			
34	§ 17	Possession Time			

3. Other dates or deadlines set forth in the Contract shall be changed as follows: *None*

4. Additional amendments:

4.1 Section 29.5(a) of the Contract is amended to provide that the title insurance company to be used pursuant to Section 7.1 of the Contract shall be First American Title Insurance Company ("First American") provided that First American will issue the title insurance commitment and title insurance policy and charge a subdivider's rate to Seller. If First American will not charge Seller a subdivider's rate, at Buyer's option, Buyer may (i) agree to pay the difference between the subdivider's rate, or (ii) have the title insurance commitment and title insurance policy issued by Land Title Guarantee Company.

4.2 The form of the Promissory Note for Tracts A and B, attached hereto as Exhibit 1, is satisfactory in form and content to both parties, subject to insertion of Borrower's name and type of entity, and shall be executed by Buyer and delivered to Seller at Closing in satisfaction of Buyer's obligations under Sections 29.2 and 29.3(a) through 29.3(h) of the Original Contract.

4.3 The form of the Promissory Note for Tracts C and D, attached hereto as Exhibit 2, is satisfactory in form and content to both parties, subject to insertion of Borrower's name and type of entity, and shall be executed by Buyer and delivered to Seller at Closing in satisfaction of Buyer's obligations under Sections 29.2 and 29.3(a) through 29.3(h) of the Original Contract.

4.4 The form of the Deed of Trust securing the Promissory Note for Tracts A and B, attached hereto as Exhibit 3, is satisfactory in form and content to both parties, subject to insertion of Borrower's name and type of entity, and further subject to attachment of a legal description of Tracts A and B to be prepared by CBM Surveys, Inc. and approved by Seller, which legal descriptions conform as nearly as possible to Tracts A and B as depicted on Exhibit B to the Contract, and shall be executed by Buyer, and by Seller as to the Partial Release Provisions contained therein, and delivered to Seller at Closing in satisfaction of Buyer's obligations under Sections 29.3(i), 29.3(k), and 29.4 of the Original Contract.

4.5 The form of the Deed of Trust securing the Promissory Note for Tracts C and D, attached hereto as Exhibit 4, is satisfactory in form and content to both parties, subject to insertion of Borrower's name and type of entity, and further subject to attachment of a legal description of Tracts C and D to be prepared by CBM Surveys, Inc. and approved by Seller, which legal descriptions conform as nearly as possible to Tracts C and D as depicted on Exhibit B to the Contract, and shall be executed by Buyer, and by Seller as to the Partial Release Provisions contained therein, and delivered to Seller at Closing in satisfaction of Buyer's obligations under Sections 29.3(j), 29.3(k), and 29.4 of the Original Contract.

4.6 The form of the Special Warranty Deed, attached hereto as Exhibit 5, is satisfactory in form and content to both parties, subject to insertion of Borrower's name, type of entity, and address, and shall be executed by Seller and delivered to Buyer at Closing in satisfaction of Seller's Obligations under Section 13 of the Original Contract.

4.7 Both parties acknowledge that the Original Contract is in full force and effect and that no notice of default has been given by either party to the other.

4.8 All other terms and conditions of the Original Contract shall remain in full force and effect.

This proposal shall expire unless accepted in writing by Seller and Buyer as evidenced by their signatures below and the offering party to this document receives notice of such acceptance on or before ***September 23, 2011 at 8:00 p.m.***

Date Time

Buyer's Name: ***Steven F. Dallman***

9/23/11

Buyer's Signature Date

Buyer's Name:

Buyer's Signature Date

Seller's Name: ***Lundieck Investments, Ltd., a Colorado limited partnership***

By: 9-26-11

Seller's Signature - ***General Partner*** Date

Seller's Name:

9/26/11

Seller's Signature Date

EXHIBIT A
LEGAL DESCRIPTION

A PARCEL OF LAND IN THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 6 SOUTH, RANGE 68 WEST OF THE 6TH PRICIPAL MERIDIAN, COUNTY OF DOUGLAS, STATE OF COLORADO.

BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 4;

THENCE ALONG THE SOUTH LINE OF SAID NORTHEAST QUARTER SOUTH 89°36'10" WEST, A DISTANCE OF 1,426.79 FEET;

THENCE NORTH 27°46'10" WEST, A DISTANCE OF 60.34 FEET TO THE INTERSECTION OF THE NORTH RIGHT OF WAY LINE OF COTTONWOOD DRIVE AS DESCRIBED IN DEED RECORDED AT RECEPTION NO. 00073641, WITH THE EAST RIGHT OF WAY LINE OF COLORADO STATE HIGHWAY 83 AS DESCRIBED IN DEED RECORDED IN BOOK 483 AT PAGE 31;

THENCE ALONG THE EAST RIGHT OF WAY LINE OF COLORADO STATE HIGHWAY 83 AS DESCRIBED IN DEED RECORDED IN BOOK 483 AT PAGE 31 AND IN BOOK 479, PAGE 539, THE FOLLOWING 3 COURSES;

1) THENCE NORTH 27°46'10" WEST A DISTANCE OF 275.04 FEET;
2) THENCE NORTH 47°03'40" WEST, A DISTANCE OF 211.90 FEET;
3) THENCE NORTH 27°46'10" WEST, A DISTANCE OF 443.07 FEET;

THENCE NORTH 89°28'55" EAST, A DISTANCE OF 716.23 FEET;

THENCE NORTH 00°10'00" WEST, A DISTANCE OF 138.58 FEET TO THE SOUTH LINE OF A PARCEL OF LAND DESCRIBED IN DEED RECORDED IN BOOK 225, AT PAGE 737;

THENCE ALONG SAID SOUTH LINE, SOUTH 87°20'59" EAST, A DISTANCE OF 467.91 FEET TO THE SOUTHEAST CORNER OF SAID PARCEL;

THENCE ALONG THE EAST LINE OF SAID PARCEL, NORTH 04°07'00" WEST, A DISTANCE OF 615.00 FEET TO THE SOUTH LINE OF THE VALLEY HIGH SUBDIVISION;

THENCE ALONG THE SOUTH LINE OF SAID SUBDIVISION, NORTH 80°56'30" EAST, A DISTANCE OF 805.80 FEET TO THE EAST LINE OF SAID NORTHEAST QUARTER;

THENCE ALONG SAID EAST LINE, SOUTH 00°20'49" WEST, A DISTANCE OF 1,666.46 FEET TO THE POINT OF BEGINNING;

CONTAINING 2,086,191 SQUARE FEET OR 47.89 ACRES MORE OR LESS.

8